SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported) April 15, 1996

         LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 1996, which forms Lehman FHA Title I Loan Trust 1996-2 which will issue the Lehman Home Loan Trust 1996-2, FHA
         Title I Loan Asset-Backed Certificates, Series 1996-2).

                            LEHMAN ABS CORPORATION
            (Exact name of registrant as specified in its charter)

         Delaware                      333-01451            13-3447441
     (State or Other Jurisdiction    (Commission           (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)

Three World Financial Center
200 Vesey Street
New York, New York                                              10285
(Address of Principal                                         (Zip Code)
 Executive Offices)

       Registrant's telephone number, including area code (212) 526-7000



Item 5.  Other Events.

Filing of Derived Materials and Revised Derived Materials.*

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K ("the Form 8-K"), Lehman ABS Corporation, (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relation to its FHA
Title I Loan Asset-Backed Certificates, Series 1996-2.

         In connection with the offering of the Lehman FHA Title I Loan Asset-Backed Certificates, Series 1996-2, Lehman Brothers Inc., as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials" and the "Revised Derived Materials") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the Loans in the related portfolio, it did not participate in the preparation of either the Derived Materials or the Revised Derived Materials.

         For purposes of this Form 8-K, Derived Materials and Revised Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information
(tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials are attached hereto as Exhibit 1 and the Revised Derived Materials are attached hereto as Exhibit 2.

Filing of Capital Markets Assurance Corporation Policy, Capital
Markets Assurance Corporation Financials and Consent of Experts

         The consolidated financial statements of Capital Markets
Assurance Corporation ("CapMAC") that are included in the Prospectus Supplement (the "CapMAC Financials") have been audited by KPMG Peat Marwick L.L.P. ("Peat Marwick"). The consent of
Peat Marwick is attached hereto as Exhibit 3.  The CapMAC
Financials are attached hereto as Exhibit 4.

         The Registrant is filing a form of the certificate guaranty insurance policy to be issued by CapMAC (the "CapMAC Policy") in

- --------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated March 22, 1996, and the Prospectus Supplement dated April 12, 1996, of Lehman ABS Corporation, relating to its Lehman FHA Title I Loan Trust 1996-2, FHA Title I Loan Asset-Backed Certificates, Series 1996-2).



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connection with Lehman FHA Title I Loan Trust 1996-2, FHA Title I
Loan Asset-Backed Certificates, Series 1996-2.  The form of
CapMAC Policy is attached hereto as Exhibit 5.


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1.    Derived Materials.
         99.2.    Revised Derived Materials
         99.3.    Consent of KPMG Peat Marwick LLP.
         99.4.    CapMAC Financials.
         99.5.    Form of CapMAC Policy.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LEHMAN ABS CORPORATION



                                       By: /s/ Martin Harding
                                           Martin Harding
                                           Senior Vice President




Dated:  April 15, 1996




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                                 Exhibit Index

Exhibit                                                         Page

99.1.    The Derived Materials.

99.2.    The Revised Derived Materials

99.3.    Consent of KPMG Peat Marwick.

99.4.    CapMAC Financials.

99.5.    Form of CapMAC Policy.


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